Exhibit 10.11
Sunrise Senior Living, Inc.
Form of Amendment to
Sunrise Assisted Living, Inc. 1995 Stock Option Plan, as amended
Sunrise Assisted Living, Inc. 1996 Non-Incentive Stock Option Plan,
as amended February 25, 2000
Sunrise Assisted Living, Inc. 1997 Stock Option Plan, as amended
Sunrise Assisted Living, Inc. 1998 Stock Option Plan
The Plan is hereby amended as follows:
     1. Section 9 of the Plan shall be amended in their entirety to read as follows:
          The purchase price of each share of Stock subject to an Option (the “Option Price”) shall be fixed by the Board and stated in each Option Agreement. The Option Price means the fair market value of a share of Stock, determined in accordance with this Section 9. If on the grant date the Stock is listed on an established national or regional stock exchange, or is publicly traded on an established securities market, the Option Price of a share of Stock shall be equal to the closing price of the Stock on such exchange or in such market (if there is more than one such exchange or market the Board shall determine the appropriate exchange or market) on: (i) the date of grant (if the grant is made before trading commences on the exchange or securities market or while such exchange or securities market is open for trading) or (ii) the next trading day after the date of grant (if the grant is made after the exchange or securities market closes on a trading day or if the grant is made on a day that is not a trading day on such exchange or securities market). If there is no such reported closing price on the applicable date as specified in the immediately preceding sentence, the Option Price shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on the applicable date as specified in the immediately preceding sentence. If on the grant date the Stock is not listed on such an exchange or traded on such a market, the Option Price shall be the value of the Stock as determined by the Board by the reasonable application of a reasonable valuation method, in a manner consistent with Code Section 409A.
     2. Except as amended above, the Plan shall remain in full force and effect.
          IN WITNESS WHEREOF, Sunrise Senior Living, Inc. has executed this amendment to the Plan, as of this ___day of                     , 2008.

Sunrise Senior Living, Inc.

By:

ATTEST:

Sunrise Senior Living, Inc.
Form of Amendment to
Sunrise Assisted Living, Inc. 1999 Stock Option Plan
Sunrise Assisted Living, Inc. 2000 Stock Option Plan
Sunrise Assisted Living, Inc. 2001 Stock Option Plan
Sunrise Assisted Living, Inc. 2002 Stock Option and Restricted Stock Plan
Sunrise Assisted Living, Inc. 2003 Stock Option and Restricted Stock Plan
The Plan is hereby amended as follows:
     1. Section 9 of the Plan shall be amended in their entirety to read as follows:
          The purchase price of each share of Stock subject to an Option (the “Option Price”) shall be fixed by the Board and stated in each Option Agreement. The Option Price means the fair market value of a share of Stock, determined in accordance with this Section 9. If on the grant date the Stock is listed on an established national or regional stock exchange, or is publicly traded on an established securities market, the Option Price of a share of Stock shall be equal to the closing price of the Stock on such exchange or in such market (if there is more than one such exchange or market the Board shall determine the appropriate exchange or market) on: (i) the date of grant (if the grant is made before trading commences on the exchange or securities market or while such exchange or securities market is open for trading) or (ii) the next trading day after the date of grant (if the grant is made after the exchange or securities market closes on a trading day or if the grant is made on a day that is not a trading day on such exchange or securities market). If there is no such reported closing price on the applicable date as specified in the immediately preceding sentence, the Option Price shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on the applicable date as specified in the immediately preceding sentence. If on the grant date the Stock is not listed on such an exchange or traded on such a market, the Option Price shall be the value of the Stock as determined by the Board by the reasonable application of a reasonable valuation method, in a manner consistent with Code Section 409A. Notwithstanding any other provision in the Plan to the contrary, in the event the Optionee would otherwise be ineligible to receive an ISO by reason of the provisions of Section 422(b)(6) and 424(d) of the Code (relating to stock ownership of more than ten percent), the Option Price of an Option that is intended to be an ISO shall not be less than 110% of the Option Price of a share of Stock at the time such Option is granted.
     2. Except as amended above, the Plan shall remain in full force and effect.

     IN WITNESS WHEREOF, Sunrise Senior Living, Inc. has executed this amendment to the Plan, as of this ___day of                     , 2008.

Sunrise Senior Living, Inc.

By:

ATTEST: